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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08657

                          Pioneer Equity Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through October 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                       Pioneer Equity
                       Income Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A     PEQIX
                       Class B     PBEQX
                       Class C     PCEQX
                       Class R     PQIRX
                       Class Y     PYEQX
                       Class Z     PEZQX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          28

Notes to Financial Statements                                                 38

Report of Independent Registered Public Accounting Firm                       47

Trustees, Officers and Service Providers                                      48

                         Pioneer Equity Income Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff " in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Equity Income Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Equity Income Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12 months ended October 31, 2012, and Pioneer Equity Income Fund's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income Fund.

Q How would you describe the market for equities during the 12 months ended October 31, 2012, particularly for the types of equities deemed appropriate for the Fund?

A Looking at the two different six-month periods between November 1, 2011, and October 31, 2012, one sees a similar pattern. In the first month of each six-month timeframe (namely, in November 2011 and May 2012), the stock market took a tumble, then rose fairly steadily during the rest of the period. The overall result for the full 12 months ended October 31, 2012, was an impressive market advance, but along the way there were those two difficult setbacks, along with a lot of minor pull-backs. Some of the issues that concerned investors during the Fund's 2011 fiscal year troubled them likewise during the 2012 fiscal year.

    The European debt situation, our own debt situation here in the U. S., the continued turmoil in the Middle East, and signs of economic slowdown in some of the formerly rapidly-growing emerging markets, particularly China and Brazil, appeared again and again in headline news stories. As the 2012 calendar year wore on, Americans also focused on the November elections and what the outcome might mean for the so-called "fiscal cliff," that is, the tax increases and automatic spending cuts scheduled to take effect in January 2013 without some modification or postponement by the Federal government. Nonetheless, the stock market on balance moved higher during the 12-month period ended October 31, 2012, as investors "climbed the wall of worry" and found themselves attracted to what appeared to be reasonable share prices for companies that were still experiencing good earnings growth.

4 Pioneer Equity Income Fund | Annual Report | 10/31/12

Q How did the Fund perform in that environment during the 12 months ended October 31, 2012?

A Pioneer Equity Income Fund's Class A shares returned 10.09% at net asset value during the 12 months ended October 31, 2012, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 16.89%. During the same period, the average return of the 303 mutual funds in Lipper's Equity Income Funds category was 13.18%.

Q Could you please talk in more detail about the Fund's performance during the 12 months ended October 31, 2012, and also during the six-month period between the Fund's semiannual and annual reporting periods? Specifically, what were the main reasons for the Fund's underperformance of the benchmark Russell Index?

A Throughout the 12 months ended October 31, 2012, including during the last six months, the Fund showed negative performance attribution relative to the benchmark Russell Index from both sector allocations and stock selections. The Fund's positioning in the financials sector was the largest source of benchmark-relative underperformance during the 12 months ended October 31, 2012, and also figured significantly in the Fund's underperformance during the final six months of the period. (The Fund's Class A shares at net asset value returned 1.65% during the final six months of the annual reporting period, while the Russell Index returned 4.72%.) Out of concern for the prospects for sustainable improvement in earnings, we had largely avoided having the Fund own "money-center banks" during the latter part of the 2011 calendar year and early in the 2012 calendar year, when the stocks of such banks rose strongly; and, finally feeling more confident about them, we only invested the Fund in them as they embarked on a months-long period of backing and filling.

    The Fund's investments in health care and consumer staples also were notable detractors from benchmark-relative performance during both the 12- and six-month periods ended October 31, 2012. With respect to health care, the Fund was underweight relative to the benchmark in the above-average performing sector, and our stock selections in the sector showed an overweight to names in health care equipment and supplies and an underweight to pharmaceuticals, which performed better.

                         Pioneer Equity Income Fund | Annual Report | 10/31/12 5

    In consumer staples, the Fund correctly had a large overweight to the above-average performing sector, but the preponderance of the portfolio's investments was in food products, which underperformed other industries within the sector.

    The Fund did show positive performance attribution relative to the Russell Index from the energy and information technology sectors during both the 12- and six-month periods ended October 31, 2012. In each sector, the Fund's holdings--and stocks the Fund did not own--benefited benchmark-relative performance.

    In energy, the Fund owned Marathon Petroleum, which did extremely well, and did not own Occidental Petroleum, which performed disappointingly. In information technology, the portfolio held such names as Microsoft, Analog Devices, and Automatic Data Processing, which, while not sterling performers, at least held their own; and managed to avoid altogether Hewlett-Packard and Dell, which both showed dismal performance.

    Otherwise, the Fund had some stand-out individual stock picks here and there during the period: Valspar in materials; Cedar Fair in consumer discretionary; and Snap-On in industrials. Overall, though, the portfolio's outperforming areas and stocks were not enough to offset its underperforming assets.

Q Could you please discuss changes that you made to the Fund's portfolio during the 12 months ended October 31, 2012?

A In the first half of the Fund's fiscal year, between November 1, 2011, and April 30, 2012, we were very active. The changes that we saw in the stock market, along with our desire to boost the distributable dividend* income from the portfolio, led us to make a large number of purchases and a sizeable, though smaller, number of sales during the first six-month period of the Fund's fiscal year. The effect on the portfolio during the first six months of the 12-month period was a net increase of nearly 20 positions. In sum, we took initial portfolio stakes in 38 stocks and liquidated investments in 19.

    The vast majority of new positions added to the portfolio during the first six months of the period were United States-headquartered companies. Among the additions during the first six months of the period was Microsoft, which may not be the first stock that comes to mind when thinking of income-producing "value plays," yet the price-to-earnings multiple on today's Microsoft has been well below the average multiple for stocks in the

*   Dividends are not guaranteed.

6 Pioneer Equity Income Fund | Annual Report | 10/31/12

    Standard & Poor's 500 Index (the S&P 500), and the company's dividend yield is above average relative to the yield on the S&P 500. Also added during the first six months of the period was Ford Motor, an impressive recovery story over the past several years.

    Among sales from the Fund's portfolio during the first six months of the period were stocks we thought had reached reasonable price objectives or that appeared less compelling with respect to near- and intermediate-term prospects than stocks we wished to purchase. In the former category, for example, were Bristol-Myers Squibb, American Water Works, and Southern; and in the latter category were PepsiCo, Walgreen, and Applied Materials.

    After the repositioning in the first half of the fiscal year ended October 31, 2012, the Fund showed less, though still meaningful, change in the second half of the period. We added 13 positions to the portfolio between May 1, 2012, and October 31, 2012, while liquidating 17, including some of the positions we had purchased in the first half of the fiscal year.

    Among the new entries was DE Master Blenders, a Dutch-based coffee-and-tea supplier. DE Master Blenders and Hillshire Brands, a U.S.-based meat and baked-goods company, are the two parts of the Fund's former holding Sara Lee, which reconfigured itself into the separate companies in June 2012. Similarly, Kraft Foods, which the Fund acquired during the final six months of the fiscal year, split apart into Mondelez International, a snack, beverage, and confectioner, and the new Kraft Foods, which continues to produce such mainstays as Oscar Mayer meats and Kraft cheeses.

    Examples of other additions to the portfolio during the final six months of the fiscal year include Johnson Matthey, a prominent refiner of precious metals and producer of specialty chemicals; Kimberly-Clark, a world leader in disposable diapers, paper tissues and towels, and hospital supplies; Johnson & Johnson, a major name in several different areas of health care, including consumer products, pharmaceuticals, surgical equipment, and orthopedic appliances; and John Wiley & Sons, a noted publisher of scientific and technical books and journals.

    Among liquidations from the Fund over the final six months of the period were stocks we thought had reached fair value, including Timken, SunTrust, and Discover Financial; stocks about which we had come to question the company's earnings-growth prospects, including Intel, Sysco, and Windstream; and those that we just regarded as less-compelling investment cases than stocks of companies we wished to add to the portfolio. Some, too, were recent purchases about which we had second thoughts after

                         Pioneer Equity Income Fund | Annual Report | 10/31/12 7 further reflection on management strategies and business results. BP and Vodafone, both added during the first six months of the Fund's fiscal year, were examples of the latter.

Q In the Fund's semiannual report of April 30, 2012, you described the environment for dividend-paying stocks as positive. The Fund typically emphasizes such stocks. Would you still describe the environment for dividend payers as positive as of October 31, 2012?

A We still believe that dividends can make up a meaningful part of an investor's total return on stocks over time. Appreciation of the underlying shares will make up the rest--in cases, that is, where the shares do in fact rise during an investor's holding period. As we write this letter, companies continue to pay dividends, many at generous levels, especially taking into account the extra dividends that some companies are paying in addition to their regular quarterly dividends. However, there is investor concern over possible increases in the Federal tax rates on dividends come January 2013, if we do indeed go over the "fiscal cliff " due to the inability of our leaders and representatives in Washington, D.C., to reach some kind of new agreement on taxes and budgetary policy.

    Prior to 2003, dividends were taxed at the Federal level based on a person's full ordinary income tax rate. Subsequent to the tax law enacted that year, the maximum Federal rate on qualified dividends has been 15%. All we would note--since we have no special insight into what will happen in Washington--is that companies before 2003 paid dividends and that many companies were in the habit, just as they are now, of regularly raising their dividends. We cannot know what companies will do this time around should taxes on dividends go back up, though we observe that many companies seem to take pride in their long dividend-paying records. It is our expectation that dividends will not become extinct, even if companies may, in a setting of higher taxes, think as well about alternative uses of cash they feel is not needed in their business.

Q Given the various potential headwinds facing the global economy as we head towards the end of calendar year 2012 and look into 2013, what is your outlook?

A At the moment we are not predicting recession, though that is a possibility in the event we do go careening off the "fiscal cliff." Our expectation-- which we hasten to say may not be fulfilled at all--is that a way will be found in Washington to avert the drastic budget cuts and sharp tax increases for which the term "fiscal cliff " is the shorthand. Even assuming

8 Pioneer Equity Income Fund | Annual Report | 10/31/12 that, however, we think that the outlook over the next couple of years is for moderate rather than robust growth. While both homebuilding and commercial construction have been showing signs of improvement that could develop into full-fledged recovery, and while consumers have once again been spending on various retail goods, the recessionary conditions in Europe and the slowdown in the emerging markets are beginning to dampen growth of U.S. exports. Hence, a somewhat better domestic economy could be offset by decline or at least declining growth in the overseas businesses of U.S. companies. There also remain possible geopolitical shocks in the event that someone miscalculates--or consciously embarks on a troublemaking trajectory--in the tense regions of the Middle East, Asia, and Africa.

    With our cautious outlook, we believe it is as important as ever to emphasize companies for the portfolio that we think have financial and management resilience as well as growth prospects. Dividends can be a sign of above-average financial capabilities, stable earnings and cash flows, and management commitment to shareholders. There are, of course, no guarantees whatsoever that dividends are sure indicators of any of those qualities, but they strike us as a potentially worthwhile first thing to establish about companies before doing additional research.

    Thank you as always for your support.

Please refer to the Schedule of Investments on pages 21-27 for a full listing of Fund securities.

                         Pioneer Equity Income Fund | Annual Report | 10/31/12 9

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

10 Pioneer Equity Income Fund | Annual Report | 10/31/12

Portfolio Summary | 10/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         90.1%
International Common Stocks                                                 8.8%
Depositary Receipts for International Stocks                                1.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 17.2%
Consumer Staples                                                           16.7%
Materials                                                                  11.2%
Health Care                                                                 9.9%
Energy                                                                      8.7%
Utilities                                                                   8.6%
Information Technology                                                      7.7%
Industrials                                                                 7.6%
Telecommunication Services                                                  6.4%
Consumer Discretionary                                                      6.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Valspar Corp.                                                        3.73%
--------------------------------------------------------------------------------
 2.   The Gorman-Rupp Co.                                                  2.63
--------------------------------------------------------------------------------
 3.   DE Master Blenders 1753 NV                                           2.38
--------------------------------------------------------------------------------
 4.   US Bancorp                                                           2.15
--------------------------------------------------------------------------------
 5.   The Hershey Co.                                                      2.06
--------------------------------------------------------------------------------
 6.   HJ Heinz Co.                                                         2.06
--------------------------------------------------------------------------------
 7.   Verizon Communications, Inc.                                         2.06
--------------------------------------------------------------------------------
 8.   The Chubb Corp.                                                      1.95
--------------------------------------------------------------------------------
 9.   Cedar Fair LP                                                        1.85
--------------------------------------------------------------------------------
10.   Canadian Imperial Bank of Commerce                                   1.78
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 11

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/12                       10/31/11
--------------------------------------------------------------------------------
           A                          $27.96                         $26.19
--------------------------------------------------------------------------------
           B                          $27.77                         $26.02
--------------------------------------------------------------------------------
           C                          $27.64                         $25.91
--------------------------------------------------------------------------------
           R                          $28.24                         $26.45
--------------------------------------------------------------------------------
           Y                          $28.17                         $26.38
--------------------------------------------------------------------------------
           Z                          $27.98                         $26.21
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term          Long-Term
         Class            Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.8381                $--               $--
--------------------------------------------------------------------------------
           B             $0.5292                $--               $--
--------------------------------------------------------------------------------
           C             $0.6455                $--               $--
--------------------------------------------------------------------------------
           R             $0.7624                $--               $--
--------------------------------------------------------------------------------
           Y             $0.9322                $--               $--
--------------------------------------------------------------------------------
           Z             $0.8994                $--               $--
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-18.

12 Pioneer Equity Income Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                 Net Asset     Public Offering
Period           Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years          7.28%         6.65%
5 Years           0.17         -1.01
1 Year           10.09          3.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Equity         Russell 1000
                 Income Fund            Value Index
10/31/2002       $       9,425          $    10,000
10/31/2003       $      10,922          $    12,287
10/31/2004       $      12,705          $    14,186
10/31/2005       $      14,087          $    15,870
10/31/2006       $      17,131          $    19,275
10/31/2007       $      18,882          $    21,363
10/31/2008       $      13,219          $    13,502
10/31/2009       $      12,914          $    14,148
10/31/2010       $      15,543          $    16,370
10/31/2011       $      17,294          $    17,378
10/31/2012       $      19,038          $    20,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 13

Performance Update | 10/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Income Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years           6.30%        6.30%
5 Years           -0.82        -0.82
1 Year             8.83         4.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Equity         Russell 1000
                 Income Fund            Value Index
10/31/2002       $       10,000         $     10,000
10/31/2003       $       11,490         $     12,287
10/31/2004       $       13,253         $     14,186
10/31/2005       $       14,564         $     15,869
10/31/2006       $       17,557         $     19,275
10/31/2007       $       19,191         $     21,363
10/31/2008       $       13,322         $     13,502
10/31/2009       $       12,887         $     14,148
10/31/2010       $       15,366         $     16,370
10/31/2011       $       16,920         $     17,378
10/31/2012       $       18,414         $     20,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Equity Income Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Income Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years           6.45%        6.45%
5 Years           -0.60        -0.60
1 Year             9.26         9.26
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                   1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Equity         Russell 1000
                 Income Fund            Value Index
10/31/2002       $       10,000         $     10,000
10/31/2003       $       11,493         $     12,287
10/31/2004       $       13,263         $     14,186
10/31/2005       $       14,587         $     15,869
10/31/2006       $       17,600         $     19,275
10/31/2007       $       19,249         $     21,363
10/31/2008       $       13,374         $     13,502
10/31/2009       $       12,958         $     14,148
10/31/2010       $       15,479         $     16,370
10/31/2011       $       17,097         $     17,378
10/31/2012       $       18,680         $     20,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 15

Performance Update | 10/31/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Income Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                   If            If
Period             Held          Redeemed
--------------------------------------------------------------------------------
10 Years            7.06%         7.06%
5 Years            -0.09         -0.09
1 Year              9.76          9.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.48%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Equity         Russell 1000
                 Income Fund            Value Index
10/31/2002       $       10,000         $     10,000
10/31/2003       $       11,558         $     12,287
10/31/2004       $       13,433         $     14,186
10/31/2005       $       14,861         $     15,869
10/31/2006       $       18,043         $     19,275
10/31/2007       $       19,864         $     21,363
10/31/2008       $       13,878         $     13,502
10/31/2009       $       13,532         $     14,148
10/31/2010       $       16,241         $     16,370
10/31/2011       $       18,021         $     17,378
10/31/2012       $       19,779         $     20,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Equity Income Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Equity Income Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                   If           If
Period             Held         Redeemed
--------------------------------------------------------------------------------
10 Years           7.74%         7.74%
5 Years            0.60          0.60
1 Year            10.47         10.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Equity         Russell 1000
                 Income Fund            Value Index
10/31/2002       $    5,000,000         $  5,000,000
10/31/2003       $    5,822,424         $  6,143,742
10/31/2004       $    6,805,503         $  7,093,151
10/31/2005       $    7,575,154         $  7,934,747
10/31/2006       $    9,248,930         $  9,637,297
10/31/2007       $   10,234,358         $ 10,681,394
10/31/2008       $    7,193,323         $  6,750,880
10/31/2009       $    7,060,491         $  7,073,895
10/31/2010       $    8,541,761         $  8,184,949
10/31/2011       $    9,543,991         $  8,689,191
10/31/2012       $   10,542,912         $ 10,156,850

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 17

Performance Update | 10/31/12                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Income Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years           7.49%        7.49%
5 Years            0.51         0.51
1 Year            10.31        10.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Equity         Russell 1000
                 Income Fund            Value Index
10/31/2002       $       10,000         $    10,000
10/31/2003       $       11,589         $    12,287
10/31/2004       $       13,481         $    14,186
10/31/2005       $       14,947         $    15,869
10/31/2006       $       18,177         $    19,275
10/31/2007       $       20,064         $    21,363
10/31/2008       $       14,095         $    13,502
10/31/2009       $       13,830         $    14,148
10/31/2010       $       16,712         $    16,370
10/31/2011       $       18,661         $    17,378
10/31/2012       $       20,586         $    20,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Equity Income Fund | Annual Report | 10/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

---------------------------------------------------------------------------------------
Share Class                A          B         C          R          Y         Z
---------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00 $1,000.00   $1,000.00 $1,000.00  $1,000.00
Value on 5/1/12
---------------------------------------------------------------------------------------
Ending Account          $1,016.53  $1,010.30 $1,012.60   $1,014.89 $1,018.25  $1,017.90
Value (after expenses)
on 10/31/12
---------------------------------------------------------------------------------------
Expenses Paid               $5.78     $11.32     $9.41       $7.14     $3.91      $4.41
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.24%, 1.86%, 1.41%, 0.77%, and 0.87%, for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2012, through October 31, 2012.

-------------------------------------------------------------------------------------------
Share Class                  A          B          C          R           Y        Z
-------------------------------------------------------------------------------------------
Beginning Account          $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 5/1/12
-------------------------------------------------------------------------------------------
Ending Account             $1,019.41  $1,013.88  $1,015.79  $1,018.05  $1,021.27  $1,020.76
Value (after expenses)
on 10/31/12
-------------------------------------------------------------------------------------------
Expenses Paid                  $5.79     $11.34      $9.42      $7.15      $3.91      $4.42
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.24%, 1.86%, 1.41%, 0.77%, and 0.87%, for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20 Pioneer Equity Income Fund | Annual Report | 10/31/12

Schedule of Investments | 10/31/12

--------------------------------------------------------------------------------
Shares                                                           Value
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             ENERGY -- 8.8%
             Integrated Oil & Gas -- 3.3%
   117,500   Chevron Corp.                                       $    12,949,675
   179,800   Exxon Mobil Corp.                                        16,392,366
   317,200   QEP Resources, Inc.                                       9,198,800
                                                                 ---------------
                                                                 $    38,540,841
--------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 3.2%
   139,160   ConocoPhillips                                      $     8,050,406
   224,800   EQT Corp.                                                13,629,624
   511,800   Marathon Oil Corp.                                       15,384,708
                                                                 ---------------
                                                                 $    37,064,738
--------------------------------------------------------------------------------
             Oil & Gas Refining & Marketing -- 1.1%
   245,900   Marathon Petroleum Corp.                            $    13,507,287
--------------------------------------------------------------------------------
             Oil & Gas Storage & Transportation -- 1.2%
   483,800   Spectra Energy Corp.                                $    13,967,306
                                                                 ---------------
             Total Energy                                        $   103,080,172
--------------------------------------------------------------------------------
             MATERIALS -- 11.2%
             Diversified Chemicals -- 1.7%
   317,600   EI du Pont de Nemours & Co.                         $    14,139,552
   105,000   LyondellBasell Industries NV                              5,605,950
                                                                 ---------------
                                                                 $    19,745,502
--------------------------------------------------------------------------------
             Specialty Chemicals -- 4.3%
   200,454   Johnson Matthey Plc                                 $     7,271,518
   782,800   Valspar Corp.                                            43,860,286
                                                                 ---------------
                                                                 $    51,131,804
--------------------------------------------------------------------------------
             Paper Packaging -- 1.1%
   700,000   Boise, Inc.                                         $     5,873,000
   227,500   Sonoco Products Co.                                       7,082,075
                                                                 ---------------
                                                                 $    12,955,075
--------------------------------------------------------------------------------
             Diversified Metals & Mining -- 1.7%
   255,100   Compass Minerals International, Inc.                $    20,114,635
--------------------------------------------------------------------------------
             Gold -- 0.9%
   187,600   Newmont Mining Corp.                                $    10,233,580
--------------------------------------------------------------------------------
             Steel -- 0.8%
   260,000   Cliffs Natural Resources, Inc.                      $     9,430,200
--------------------------------------------------------------------------------
             Paper Products -- 0.7%
   233,100   International Paper Co.                             $     8,351,973
                                                                 ---------------
             Total Materials                                     $   131,962,769
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 21

--------------------------------------------------------------------------------
Shares                                                           Value
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 6.1%
             Industrial Conglomerates -- 1.7%
   959,984   General Electric Co.                                $    20,217,263
--------------------------------------------------------------------------------
             Industrial Machinery -- 4.4%
   400,000   Kaydon Corp.                                        $     8,944,000
   154,252   Snap-on, Inc.                                            11,928,307
 1,146,943   The Gorman-Rupp Co.+                                     30,967,461
                                                                 ---------------
                                                                 $    51,839,768
                                                                 ---------------
             Total Capital Goods                                 $    72,057,031
--------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 1.5%
             Office Services & Supplies -- 0.7%
   202,600   Mine Safety Appliances Co.                          $     7,820,360
--------------------------------------------------------------------------------
             Diversified Support Services -- 0.8%
   300,000   G&K Services, Inc.                                  $     9,675,000
                                                                 ---------------
             Total Commercial Services & Supplies                $    17,495,360
--------------------------------------------------------------------------------
             AUTOMOBILES & COMPONENTS -- 1.6%
             Auto Parts & Equipment -- 0.8%
   389,100   Johnson Controls, Inc.                              $    10,019,325
--------------------------------------------------------------------------------
             Automobile Manufacturers -- 0.8%
   837,700   Ford Motor Co.                                      $     9,348,732
                                                                 ---------------
             Total Automobiles & Components                      $    19,368,057
--------------------------------------------------------------------------------
             CONSUMER SERVICES -- 1.8%
             Leisure Facilities -- 1.8%
   607,087   Cedar Fair LP                                       $    21,764,069
                                                                 ---------------
             Total Consumer Services                             $    21,764,069
--------------------------------------------------------------------------------
             MEDIA -- 0.8%
             Movies & Entertainment -- 0.5%
   400,000   Regal Entertainment Group                           $     6,144,000
--------------------------------------------------------------------------------
             Publishing -- 0.3%
    88,100   John Wiley & Sons, Inc.                             $     3,821,778
                                                                 ---------------
             Total Media                                         $     9,965,778
--------------------------------------------------------------------------------
             RETAILING -- 1.8%
             Distributors -- 1.0%
   188,800   Genuine Parts Co.                                   $    11,815,104
--------------------------------------------------------------------------------
             Home Improvement Retail -- 0.8%
   144,000   The Home Depot, Inc.                                $     8,838,720
                                                                 ---------------
             Total Retailing                                     $    20,653,824
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 0.5%
             Food Retail -- 0.5%
 1,000,000   J Sainsbury Plc                                     $     5,719,521
                                                                 ---------------
             Total Food & Staples Retailing                      $     5,719,521
--------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 13.9%
             Soft Drinks -- 2.0%
   353,400   Dr. Pepper Snapple Group, Inc.                      $    15,143,190
   234,000   The Coca-Cola Co.                                         8,700,120
                                                                 ---------------
                                                                 $    23,843,310
--------------------------------------------------------------------------------
             Packaged Foods & Meats -- 11.9%
   443,300   Campbell Soup Co.                                   $    15,635,191
 2,289,000   DE Master Blenders 1753 NV*                              27,979,097
   457,800   Hillshire Brands Co.                                     11,907,378
   420,550   HJ Heinz Co.                                             24,185,830
   210,000   Kellogg Co.                                              10,987,200
    57,500   Kraft Foods Group, Inc.*                                  2,615,100
   100,000   McCormick & Co., Inc.                                     6,162,000
   172,500   Mondelez International, Inc.                              4,578,150
   352,400   The Hershey Co.                                          24,262,740
   323,000   Unilever NV (A.D.R.)                                     11,850,870
                                                                 ---------------
                                                                 $   140,163,556
                                                                 ---------------
             Total Food, Beverage & Tobacco                      $   164,006,866
--------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.3%
             Household Products -- 2.3%
   135,000   Kimberly-Clark Corp.                                $    11,265,750
   222,400   The Clorox Co.                                           16,079,520
                                                                 ---------------
                                                                 $    27,345,270
                                                                 ---------------
             Total Household & Personal Products                 $    27,345,270
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.1%
             Health Care Equipment -- 2.9%
   244,100   Becton Dickinson and Co.                            $    18,473,488
    94,700   Medtronic, Inc.                                           3,937,626
 1,079,500   Smith & Nephew Plc                                       11,404,726
                                                                 ---------------
                                                                 $    33,815,840
--------------------------------------------------------------------------------
             Health Care Distributors -- 1.2%
   509,300   Owens & Minor, Inc.                                 $    14,499,771
                                                                 ---------------
             Total Health Care Equipment & Services              $    48,315,611
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 23

----------------------------------------------------------------------------------
 Shares                                                                      Value
----------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY &
             LIFE SCIENCES -- 5.8%
             Pharmaceuticals -- 5.8%
   313,900   Abbott Laboratories                                    $   20,566,728
   251,700   Johnson & Johnson                                          17,825,394
   353,405   Merck & Co., Inc.                                          16,125,870
   562,500   Pfizer, Inc.                                               13,989,375
                                                                    --------------
                                                                    $   68,507,367
                                                                    --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences   $   68,507,367
----------------------------------------------------------------------------------
             BANKS -- 8.5%
             Diversified Banks -- 6.2%
   219,400   Bank of Montreal                                       $   12,970,928
   267,000   Canadian Imperial Bank of Commerce                         20,972,374
   761,700   US Bancorp                                                 25,296,057
   397,400   Wells Fargo & Co.                                          13,388,406
                                                                    --------------
                                                                    $   72,627,765
----------------------------------------------------------------------------------
             Regional Banks -- 1.1%
   220,800   PNC Financial Services Group, Inc.                     $   12,848,352
----------------------------------------------------------------------------------
             Thrifts & Mortgage Finance -- 1.2%
 1,028,800   New York Community Bancorp, Inc.                       $   14,259,168
                                                                    --------------
             Total Banks                                            $   99,735,285
----------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 4.3%
             Other Diversified Financial Services -- 1.3%
   727,800   Bank of America Corp.                                  $    6,783,096
   223,000   Citigroup, Inc.                                             8,337,970
                                                                    --------------
                                                                    $   15,121,066
----------------------------------------------------------------------------------
             Specialized Finance -- 0.5%
   100,000   Deutsche Boerse AG                                     $    5,413,558
----------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 2.0%
   400,000   Ares Capital Corp.                                     $    6,984,000
   405,100   Federated Investors, Inc. (Class B)                         9,414,524
   117,000   T. Rowe Price Group, Inc.                                   7,597,980
                                                                    --------------
                                                                    $   23,996,504
----------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 0.5%
   200,000   LPL Financial Holdings, Inc.                           $    5,840,000
                                                                    --------------
             Total Diversified Financials                           $   50,371,128
----------------------------------------------------------------------------------
             INSURANCE -- 3.3%
             Property & Casualty Insurance -- 3.3%
   297,587   The Chubb Corp.                                        $   22,908,247
   218,500   The Travelers Companies, Inc.                              15,500,390
                                                                    --------------
                                                                    $   38,408,637
                                                                    --------------
             Total Insurance                                        $   38,408,637
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Annual Report | 10/31/12

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
             REAL ESTATE -- 1.2%
             Mortgage REITs -- 0.4%
   264,300   Ares Commercial Real Estate Corp.                   $     4,461,384
--------------------------------------------------------------------------------
             Office REITs -- 0.8%
   144,500   Alexandria Real Estate Equities, Inc.               $    10,177,135
                                                                 ---------------
             Total Real Estate                                   $    14,638,519
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 1.4%
             Data Processing & Outsourced Services -- 0.4%
    83,700   Automatic Data Processing, Inc.                     $     4,837,023
--------------------------------------------------------------------------------
             Systems Software -- 1.0%
   400,000   Microsoft Corp.                                     $    11,414,000
                                                                 ---------------
             Total Software & Services                           $    16,251,023
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
             Communications Equipment -- 0.1%
    90,000   Cisco Systems, Inc.                                 $     1,542,600
--------------------------------------------------------------------------------
             Electronic Manufacturing Services -- 0.8%
   419,300   Molex, Inc.                                         $     8,989,792
--------------------------------------------------------------------------------
             Technology Distributors -- 0.5%
    96,000   Anixter International, Inc.*                        $     5,627,520
                                                                 ---------------
             Total Technology Hardware & Equipment               $    16,159,912
--------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.0%
             Semiconductor Equipment -- 0.2%
    86,033   Cabot Microelectronics Corp.                        $     2,563,783
--------------------------------------------------------------------------------
             Semiconductors -- 4.8%
   449,700   Analog Devices, Inc.                                $    17,587,767
   303,300   Linear Technology Corp.                                   9,481,158
   550,500   Microchip Technology, Inc.                               17,258,175
   354,200   Xilinx, Inc.                                             11,603,592
                                                                 ---------------
                                                                 $    55,930,692
                                                                 ---------------
             Total Semiconductors & Semiconductor Equipment      $    58,494,475
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 6.0%
             Integrated Telecommunication Services -- 6.0%
   588,400   AT&T, Inc.                                          $    20,352,756
   513,000   CenturyLink, Inc.                                        19,688,940
 2,400,000   Singapore Telecommunications, Ltd.                        6,334,945
   541,584   Verizon Communications, Inc.                             24,176,310
                                                                 ---------------
                                                                 $    70,552,951
                                                                 ---------------
             Total Telecommunication Services                    $    70,552,951
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 25

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
             UTILITIES -- 8.6%
             Electric Utilities -- 1.8%
   287,150   American Electric Power Co., Inc.                   $    12,760,946
   127,600   Duke Energy Corp.                                         8,382,044
                                                                 ---------------
                                                                 $    21,142,990
--------------------------------------------------------------------------------
             Gas Utilities -- 3.9%
   370,500   AGL Resources, Inc.                                 $    15,127,515
   332,700   National Fuel Gas Co.                                    17,533,290
   655,000   Questar Corp.                                            13,257,200
                                                                 ---------------
                                                                 $    45,918,005
--------------------------------------------------------------------------------
             Multi-Utilities -- 2.9%
    90,000   Alliant Energy Corp.                                $     4,023,000
   438,500   Ameren Corp.                                             14,417,880
   263,372   Consolidated Edison, Inc.                                15,902,401
                                                                 ---------------
                                                                 $    34,343,281
                                                                 ---------------
             Total Utilities                                     $   101,404,276
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $928,892,907)                                 $ 1,176,257,901
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.9%
             (Cost $928,892,907) (a)                             $ 1,176,257,901
--------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.1%                  $     1,028,174
--------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                          $ 1,177,286,075
================================================================================


*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $914,877,413 was as follows:

             Aggregate gross unrealized gain for all investments in which
               there is an excess of value over tax cost                        $287,108,606

             Aggregate gross unrealized loss for all investments in which
               there is an excess of tax cost over value                         (25,728,118)
                                                                                ------------
             Net unrealized gain                                                $261,380,488
                                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $633,847,394 and $561,236,215, respectively.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Annual Report | 10/31/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                     Level 1           Level 2    Level 3   Total
--------------------------------------------------------------------------------
 Common Stocks       $1,176,257,901    $--        $--       $1,176,257,901
--------------------------------------------------------------------------------
 Total               $1,176,257,901    $--        $--       $1,176,257,901
================================================================================

During the year ended October 31, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 27

Statement of Assets and Liabilities | 10/31/12

ASSETS:
  Investment in securities of unaffiliated issuers, at value
     (cost $921,566,565)                                                      $1,145,290,440
  Investment in securities of affiliated issuers, at value (cost $7,326,342)      30,967,461
---------------------------------------------------------------------------------------------
     Total investments in securities, at value (cost $928,892,907)            $1,176,257,901
  Foreign currency (cost $106,420)                                                   106,735
  Receivables --
     Investment securities sold                                                    6,126,140
     Fund shares sold                                                              2,324,547
     Dividends                                                                     1,399,046
  Other                                                                               29,029
---------------------------------------------------------------------------------------------
         Total assets                                                         $1,186,243,398
=============================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                         $    5,565,438
      Fund shares repurchased                                                      2,187,098
      Due to custodian                                                               563,285
   Due to affiliates                                                                 542,214
   Accrued expenses                                                                   98,570
   Unrealized depreciation on forward foreign currency settlement contracts              718
---------------------------------------------------------------------------------------------
          Total liabilities                                                   $    8,957,323
=============================================================================================
NET ASSETS:
  Paid-in capital                                                             $  961,523,894
  Undistributed net investment income                                             22,989,224
  Accumulated net realized loss on investments                                   (54,592,587)
  Net unrealized gain on investments                                             247,364,994
  Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                      550
---------------------------------------------------------------------------------------------
         Total net assets                                                     $1,177,286,075
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $679,253,519/24,295,825 shares)                          $        27.96
   Class B (based on $16,136,136/580,970 shares)                              $        27.77
   Class C (based on $77,218,661/2,793,386 shares)                            $        27.64
   Class R (based on $79,557,109/2,817,531 shares)                            $        28.24
   Class Y (based on $322,567,246/11,450,920 shares)                          $        28.17
   Class Z (based on $2,553,404/91,247 shares)                                $        27.98
MAXIMUM OFFERING PRICE:
   Class A ($27.96 (divided by) 94.25%)                                       $        29.67
=============================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Annual Report | 10/31/12

Statement of Operations

For the Year Ended 10/31/12

INVESTMENT INCOME:
   Dividends (including income from affiliated issuers of $452,558)  $  56,917,311
   Interest                                                                 38,362
   Income from securities loaned, net                                       25,102
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $  56,980,775
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $   6,849,647
  Transfer agent fees and expenses
     Class A                                                               599,320
     Class B                                                                81,754
     Class C                                                                62,617
     Class R                                                                 5,484
     Class Y                                                                 7,308
     Class Z                                                                   810
  Distribution fees
     Class A                                                             1,688,526
     Class B                                                               187,531
     Class C                                                               743,057
     Class R                                                               414,547
  Shareholder communications expense                                     1,518,620
  Administrative reimbursement                                             325,673
  Custodian fees                                                            34,385
  Registration fees                                                        122,269
  Professional fees                                                         95,496
  Printing expense                                                          48,366
  Fees and expenses of nonaffiliated Trustees                               42,421
  Miscellaneous                                                             72,845
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  12,900,676
--------------------------------------------------------------------------------------------------
         Net investment income                                                       $  44,080,099
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                     $ 102,606,909
     Class action                                                            1,271
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                    1,699   $ 102,609,879
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                     $ (37,738,141)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                   (3,772)  $ (37,741,913)
--------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                          $  64,867,966
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $ 108,948,065
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 29

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            10/31/12         10/31/11
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   44,080,099   $   17,433,851
Net realized gain on investments, class action and
  foreign currency transactions                                102,609,879       63,129,867
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                            (37,741,913)      20,458,269
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  108,948,065   $  101,021,987
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.84 and $0.41 per share, respectively)     $  (20,733,747)  $  (10,220,493)
      Class B ($0.53 and $0.15 per share, respectively)           (362,646)        (163,053)
      Class C ($0.65 and $0.22 per share, respectively)         (1,772,601)        (599,437)
      Class R ($0.76 and $0.33 per share, respectively)         (2,287,440)        (959,053)
      Class Y ($0.93 and $0.52 per share, respectively)         (9,837,012)      (3,695,328)
      Class Z ($0.90 and $0.52 per share, respectively)            (61,864)         (22,247)
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (35,055,310)  $  (15,659,611)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  279,258,877   $  362,649,722
Reinvestment of distributions                                   29,753,217       13,084,371
Cost of shares repurchased                                    (246,592,051)    (342,916,354)
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $   62,420,043   $   32,817,739
-------------------------------------------------------------------------------------------
      Net increase in net assets                            $  136,312,798   $  118,180,115
NET ASSETS:
Beginning of year                                            1,040,973,277      922,793,162
-------------------------------------------------------------------------------------------
End of year                                                 $1,177,286,075   $1,040,973,277
-------------------------------------------------------------------------------------------
Undistributed net investment income                         $   22,989,224   $   14,318,663
===========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Annual Report | 10/31/12

-----------------------------------------------------------------------------------------
                                '12 Shares   '12 Amount       '11 Shares   '11 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      4,797,702   $ 130,166,656     7,731,170   $ 201,031,990
Reinvestment of distributions      702,510      19,113,473       369,238       9,449,125
Less shares repurchased         (5,258,739)   (143,878,140)   (9,409,943)   (241,235,449)
-----------------------------------------------------------------------------------------
      Net increase (decrease)      241,473   $   5,401,989    (1,309,535)  $ (30,754,334)
=========================================================================================
Class B
Shares sold or exchanged            48,972   $   1,321,876        61,047   $   1,569,674
Reinvestment of distributions       12,690         342,580         5,871         150,388
Less shares repurchased           (316,454)     (8,521,967)     (603,080)    (15,541,805)
-----------------------------------------------------------------------------------------
      Net decrease                (254,792)  $  (6,857,511)     (536,162)  $ (13,821,743)
=========================================================================================
Class C
Shares sold                        642,057   $  17,278,593       542,345   $  13,931,967
Reinvestment of distributions       44,420       1,196,619        16,112         408,809
Less shares repurchased           (621,179)    (16,701,282)     (642,327)    (16,490,430)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       65,298   $   1,773,930       (83,870)  $  (2,149,654)
=========================================================================================
Class R
Shares sold                        676,519   $  18,362,330       862,987   $  22,565,673
Reinvestment of distributions       81,851       2,248,710        36,149         936,944
Less shares repurchased           (896,312)    (24,682,037)     (737,876)    (19,008,273)
-----------------------------------------------------------------------------------------
      Net increase (decrease)     (137,942)  $  (4,070,997)      161,260   $   4,494,344
=========================================================================================
Class Y
Shares sold                      4,053,760   $ 110,897,090     4,698,435   $ 122,189,647
Reinvestment of distributions      247,623       6,790,042        82,991       2,117,150
Less shares repurchased         (1,897,740)    (52,293,684)   (1,919,671)    (50,361,539)
-----------------------------------------------------------------------------------------
      Net increase               2,403,643   $  65,393,448     2,861,755   $  73,945,258
=========================================================================================
Class Z
Shares sold                         44,663   $   1,232,332        51,645   $   1,360,771
Reinvestment of distributions        2,256          61,793           867          21,955
Less shares repurchased            (18,763)       (514,941)      (10,526)       (278,858)
-----------------------------------------------------------------------------------------
      Net increase                  28,156   $     779,184        41,986   $   1,103,868
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 31

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year        Year        Year         Year
                                                                Ended       Ended       Ended       Ended        Ended
                                                                10/31/12    10/31/11    10/31/10    10/31/09     10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  26.19    $  23.92    $  20.24    $  21.28     $  33.10
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                        $   1.05    $   0.48    $   0.46    $   0.58     $   0.75
   Net realized and unrealized gain (loss) on investments           1.56        2.20        3.63       (1.12)      (10.03)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   2.61    $   2.68    $   4.09    $  (0.54)    $  (9.28)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.84)      (0.41)      (0.40)      (0.50)       (0.67)
   Net realized gain                                                  --          --          --          --        (1.81)
   Tax return of capital                                              --          --          --          --        (0.06)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   1.77    $   2.27    $   3.69    $  (1.04)    $ (11.82)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  27.96    $  26.19    $  23.92    $  20.24     $  21.28
===========================================================================================================================
Total return*                                                      10.09%      11.26%      20.36%      (2.30)%     (29.99)%
Ratio of net expenses to average net assets+                        1.14%       1.15%       1.19%       1.23%        1.11%
Ratio of net investment income to average net assets+               3.86%       1.78%       1.93%       2.98%        2.67%
Portfolio turnover rate                                               49%         24%         15%         28%          19%
Net assets, end of period (in thousands)                        $679,254    $630,087    $606,693    $566,439     $639,388
Ratios with reduction for fees paid indirectly:
       Total expenses                                               1.14%       1.15%       1.19%       1.23%        1.10%
       Net investment income                                        3.86%       1.78%       1.93%       2.98%        2.68%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year        Year
                                                                 Ended       Ended       Ended       Ended       Ended
                                                                 10/31/12    10/31/11    10/31/10    10/31/09    10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $ 26.02     $ 23.77     $ 20.10     $ 21.14     $  32.88
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                         $  0.97     $  0.43     $  0.38     $  0.51     $   0.57
   Net realized and unrealized gain (loss) on investments           1.31        1.97        3.47       (1.23)      (10.02)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  2.28     $  2.40     $  3.85     $ (0.72)    $  (9.45)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.53)      (0.15)      (0.18)      (0.32)       (0.44)
   Net realized gain                                                  --          --          --          --        (1.81)
   Tax return of capital                                              --          --          --          --        (0.04)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.75     $  2.25     $  3.67     $ (1.04)    $ (11.74)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 27.77     $ 26.02     $ 23.77     $ 20.10     $  21.14
===========================================================================================================================
Total return*                                                       8.83%      10.12%      19.23%      (3.26)%     (30.58)%
Ratio of net expenses to average net assets+                        2.24%       2.17%       2.17%       2.20%        1.96%
Ratio of net investment income to average net assets+               2.81%       0.78%       0.98%       2.08%        1.83%
Portfolio turnover rate                                               49%         24%         15%         28%          19%
Net assets, end of period (in thousands)                         $16,136     $21,744     $32,604     $42,950     $ 66,530
Ratios with reduction for fees paid indirectly:
   Total expenses                                                   2.24%       2.17%       2.17%       2.20%        1.96%
   Net investment income                                            2.81%       0.78%       0.98%       2.08%        1.83%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/12 33

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year        Year
                                                                 Ended       Ended       Ended       Ended       Ended
                                                                 10/31/12    10/31/11    10/31/10    10/31/09    10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 25.91     $ 23.66     $ 20.01     $ 21.04     $  32.75
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                         $  0.84     $  0.27     $  0.32     $  0.47     $   0.55
   Net realized and unrealized gain (loss) on investments           1.54        2.20        3.55       (1.16)       (9.94)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  2.38     $  2.47     $  3.87     $ (0.69)    $  (9.39)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.65)      (0.22)      (0.22)      (0.34)       (0.47)
   Net realized gain                                                  --          --          --          --        (1.81)
   Tax return of capital                                              --          --          --          --        (0.04)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.73     $  2.25     $  3.65     $ (1.03)    $ (11.71)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 27.64     $ 25.91     $ 23.66     $ 20.01     $  21.04
===========================================================================================================================
Total return*                                                       9.26%      10.45%      19.46%      (3.11)%     (30.52)%
Ratio of net expenses to average net assets+                        1.86%       1.91%       1.96%       2.04%        1.87%
Ratio of net investment income to average net assets+               3.13%       1.02%       1.17%       2.21%        1.92%
Portfolio turnover rate                                               49%         24%         15%         28%          19%
Net assets, end of period (in thousands)                         $77,219     $70,683     $66,536     $68,719     $ 88,291
Ratios with reduction for fees paid indirectly:
   Total expenses                                                   1.86%       1.91%       1.96%       2.04%        1.87%
   Net investment income                                            3.13%       1.02%       1.17%       2.21%        1.92%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Equity Income Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year        Year
                                                                 Ended       Ended       Ended       Ended       Ended
                                                                 10/31/12    10/31/11    10/31/10    10/31/09    10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $ 26.45     $ 24.14     $ 20.43     $ 21.45     $  33.34
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                         $  1.03     $  0.36     $  0.44     $  0.49     $   0.68
   Net realized and unrealized gain (loss) on investments           1.52        2.28        3.62       (1.07)      (10.09)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  2.55     $  2.64     $  4.07     $ (0.58)    $  (9.41)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.76)      (0.33)      (0.35)      (0.44)       (0.62)
   Net realized gain                                                  --          --          --          --        (1.81)
   Tax return of capital                                              --          --          --          --        (0.05)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  1.79     $  2.31     $  3.72     $ (1.02)    $ (11.89)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 28.24     $ 26.45     $ 24.14     $ 20.43     $  21.45
===========================================================================================================================
Total return*                                                       9.76%      10.96%      20.03%      (2.50)%     (30.14)%
Ratio of net expenses to average net assets+                        1.41%       1.48%       1.44%       1.44%        1.33%
Ratio of net investment income to average net assets+               3.62%       1.46%       1.68%       2.71%        2.44%
Portfolio turnover rate                                               49%         24%         15%         28%          19%
Net assets, end of period (in thousands)                         $79,557     $78,159     $67,450     $68,904     $ 64,559
Ratios with reduction for fees paid indirectly:
   Total expenses                                                   1.41%       1.48%       1.44%       1.44%        1.33%
   Net investment income                                            3.62%       1.46%       1.68%       2.71%        2.44%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 35

---------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year        Year        Year         Year
                                                                Ended       Ended       Ended       Ended        Ended
                                                                10/31/12    10/31/11    10/31/10    10/31/09     10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  26.38    $  24.09    $  20.37    $  21.41     $  33.28
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                        $   1.05    $   0.44    $   0.49    $   0.42     $   0.67
   Net realized and unrealized gain (loss) on investments           1.67        2.37        3.74       (0.87)       (9.89)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   2.72    $   2.81    $   4.22    $  (0.45)    $  (9.22)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.93)      (0.52)      (0.51)      (0.59)       (0.77)
   Net realized gain                                                  --          --          --          --        (1.81)
   Tax return of capital                                              --          --          --          --        (0.07)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   1.79    $   2.29    $   3.71    $  (1.04)    $ (11.87)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  28.17    $  26.38    $  24.09    $  20.37     $  21.41
===========================================================================================================================
Total return*                                                      10.47%      11.73%      20.98%      (1.85)%     (29.72)%
Ratio of net expenses to average net assets+                        0.77%       0.75%       0.72%       0.75%        0.72%
Ratio of net investment income to average net assets+               4.20%       2.16%       2.38%       3.10%        3.09%
Portfolio turnover rate                                               49%         24%         15%         28%          19%
Net assets, end of period (in thousands)                        $322,567    $238,647    $148,995    $110,148     $ 29,157
Ratios with reduction for fees paid indirectly:
   Total expenses                                                   0.77%       0.75%       0.72%       0.75%        0.72%
   Net investment income                                            4.20%       2.16%       2.38%       3.10%        3.09%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Equity Income Fund | Annual Report | 10/31/12

---------------------------------------------------------------------------------------------------------------------------
                                                                   Year       Year       Year       Year         Year
                                                                   Ended      Ended      Ended      Ended        Ended
                                                                   10/31/12   10/31/11   10/31/10   10/31/09     10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                               $26.21     $23.95     $20.27     $ 21.30      $  33.12
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                           $ 0.93     $ 0.30     $ 0.38     $  0.45      $   0.80
   Net realized and unrealized gain (loss) on investments            1.74       2.48       3.80       (0.91)        (9.98)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $ 2.67     $ 2.78     $ 4.18     $ (0.46)     $  (9.18)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.90)     (0.52)     (0.50)      (0.57)        (0.76)
   Net realized gain                                                   --         --         --          --         (1.81)
   Tax return of capital                                               --         --         --          --         (0.07)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ 1.77     $ 2.26     $ 3.68     $ (1.03)     $ (11.82)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $27.98     $26.21     $23.95     $ 20.27      $  21.30
===========================================================================================================================
Total return*                                                       10.31%     11.67%     20.84%      (1.88)%      (29.75)%
Ratio of net expenses to average net assets+                         0.87%      0.85%      0.81%       0.79%         0.76%
Ratio of net investment income to average net assets+                3.98%      2.05%      2.25%       3.24%         3.03%
Portfolio turnover rate                                                49%        24%        15%         28%           19%
Net assets, end of period (in thousands)                           $2,553     $1,653     $  505     $   233      $     75
Ratios with reduction for fees paid indirectly:
   Total expenses                                                    0.87%      0.85%      0.81%       0.95%         0.76%
   Net investment income                                             3.98%      2.05%      2.25%       3.08%         3.03%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 37

Notes to Financial Statements | 10/31/12

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

38 Pioneer Equity Income Fund | Annual Report | 10/31/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 39

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At October 31, 2012, the Fund reclassified $354,228 to decrease undistributed net investment income and $354,228 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    At October 31, 2012, the Fund had a net capital loss carryforward of $54,425,123 which will expire in 2017 if not utilized.

    The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

    ----------------------------------------------------------------------------
                                                          2012              2011
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $35,055,310       $15,659,611
    ----------------------------------------------------------------------------
         Total                                     $35,055,310       $15,659,611
    ============================================================================

40 Pioneer Equity Income Fund | Annual Report | 10/31/12

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  8,806,266
    Capital loss carryforward                                       (54,425,123)
    Net unrealized gain                                             261,381,038
    ----------------------------------------------------------------------------
         Total                                                     $215,762,181
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on partnerships, and REIT holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $79,800 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $1,271 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 41

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to

42 Pioneer Equity Income Fund | Annual Report | 10/31/12 reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Pioneer funds ended their involvement in the securities lending program.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended October 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $74,222 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $  933,807
 Class B                                                                  25,172
 Class C                                                                  78,742
 Class R                                                                 195,860
 Class Y                                                                 282,004
 Class Z                                                                   3,035
--------------------------------------------------------------------------------
   Total                                                              $1,518,620
================================================================================

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 43

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $450,300 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,692 in distribution fees payable to PFD at October 31, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $22,669 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

44 Pioneer Equity Income Fund | Annual Report | 10/31/12

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2012, the Fund had no borrowings under a credit facility.

7. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended October 31, 2012:

----------------------------------------------------------------------------------------
               Beginning                      Corporate Ending
               Balance     Purchases Sales    Actions   Balance   Dividend
 Affiliates    (shares)    (shares)  (shares) (shares)  (shares)  Income     Value
----------------------------------------------------------------------------------------
 The Gorman-
  Rupp Co.     1,190,943   --        (44,000) --       1,146,943  $452,558   $30,967,461

8. Forward Foreign Currency Contracts

At October 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended October 31, 2012 was 150,327. At October 31, 2012, the Fund had no outstanding portfolio hedges. At October 31, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $106,016 and $106,734, respectively, resulting in a net payable of $718.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 45

9.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2012 were as follows:

--------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                 Asset Derivatives 2012              Liabilities Derivatives 2012
 Hedging Instruments              --------------------------          ----------------------------
 Under Accounting                 Statement of Assets                 Statement of Assets
 Standards Codification           and Liabilities                     and Liabilities
 (ASC) 815                        Location          Value             Location             Value
--------------------------------------------------------------------------------------------------
 Unrealized Loss on
  Forward Foreign Currency
  Settlement Contracts            Receivables        $--              Payables           $718
--------------------------------------------------------------------------------------------------
  Total                                              $--                                 $718
--------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

---------------------------------------------------------------------------------------------------------
Derivatives Not                                                                           Change in
Accounted for as                                                      Realized            Unrealized
Hedging Instruments                                                   Gain on             Gain or (Loss)
Under Accounting                Location of Gain or (Loss)            Derivatives         on Derivatives
Standards Codification          on Derivatives Recognized             Recognized          Recognized
(ASC) 815                       in Income                             in Income           in Income
---------------------------------------------------------------------------------------------------------
Forward Foreign Currency        Net realized gain on forward foreign  $(24,699)
Settlement Contracts            currency contracts and other assets
                                and liabilities denominated in foreign
                                currencies

Forward Foreign Currency        Change in unrealized loss on forward                      $(718)
Settlement Contracts            foreign currency contracts and other
                                assets and liabilities denominated in
                                foreign currencies

46 Pioneer Equity Income Fund | Annual Report | 10/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Equity Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income Fund (the "Fund"), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2012

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Equity Income Fund | Annual Report | 10/31/12

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held with the Fund   Length of Service             Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)          Trustee since 2006.           Chairman and Chief Executive Officer,       Director, Broadridge
Chairman of the Board and     Serves until a successor      Quadriserv, Inc. (technology products for   Financial Solutions, Inc.
Trustee                       trustee is elected or earlier securities lending industry) (2008 -        (investor communications
                              retirement or removal.        present); private investor (2004 - 2008);   and securities processing
                                                            and Senior Executive Vice President, The    provider for financial
                                                            Bank of New York (financial and securities  services industry) (2009 -
                                                            services) (1986 - 2004)                     present); Director,
                                                                                                        Quadriserv, Inc. (2005 -
                                                                                                        present); and
                                                                                                        Commissioner, New Jersey
                                                                                                        State Civil Service
                                                                                                        Commission (2011 -
                                                                                                        present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Trustee since 2005.           Managing Partner, Federal City Capital      Director of Enterprise
Trustee                       Serves until a successor      Advisors (corporate advisory services       Community Investment, Inc.
                              trustee is elected or earlier company) (1997 - 2004 and 2008 - present);  (privately-held affordable
                              retirement or removal.        Interim Chief Executive Officer, Oxford     housing finance company)
                                                            Analytica, Inc. (privately held research    (1985 - 2010); Director of
                                                            and consulting company) (2010); Executive   Oxford Analytica, Inc.
                                                            Vice President and Chief Financial          (2008 - present); Director
                                                            Officer, I-trax, Inc. (publicly traded      of The Swiss Helvetia
                                                            health care services company) (2004 -       Fund, Inc. (closed-end
                                                            2007); and Executive Vice President and     fund) (2010 - present);
                                                            Chief Financial Officer, Pedestal Inc.      and Director of New York
                                                            (internet-based mortgage trading company)   Mortgage Trust (publicly
                                                            (2000 - 2002)                               traded mortgage REIT)
                                                                                                        (2004 - 2009, 2012 -
                                                                                                        present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee since 2008.           William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Serves until a successor      Political Economy, Harvard University       Institutional Funds
                              trustee is elected or earlier (1972 - present)                            Investment Trust and
                              retirement or removal.                                                    Mellon Institutional Funds
                                                                                                        Master Portfolio (oversaw
                                                                                                        17 portfolios in fund
                                                                                                        complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held with the Fund   Length of Service             Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 1990.           Founding Director, Vice President and       None
Trustee                       Serves until a successor      Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier Inc. (consulting firm) (1982-present);
                              retirement or removal.        Desautels Faculty of Management, McGill
                                                            University (1999 - present); and Manager of
                                                            Research Operations and Organizational
                                                            Learning, Xerox PARC, Xerox's advance
                                                            research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 1990.           President and Chief Executive Officer,      Director of New America
Trustee                       Serves until a successor      Newbury, Piret & Company, Inc. (investment  High Income Fund, Inc.
                              trustee is elected or earlier banking firm) (1981 - present)              (closed-end investment
                              retirement or removal.                                                    company) (2004 - present);
                                                                                                        and member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute (2000 -
                                                                                                        2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)          Trustee since 1993.           Senior Counsel, Sullivan & Cromwell LLP     Director, The Swiss
Trustee                       Serves until a successor      (law firm) (1998 - present); and Partner,   Helvetia Fund, Inc.
                              trustee is elected or earlier Sullivan & Cromwell LLP (prior to 1998)     (closed-end investment
                              retirement or removal.                                                    company); and Director,
                                                                                                        Invesco, Ltd. (formerly
                                                                                                        AMVESCAP, PLC) (investment
                                                                                                        manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Equity Income Fund | Annual Report | 10/31/12

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held with the Fund   Length of Service             Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 1990.           Non-Executive Chairman and a director of    None
Trustee, President and Chief  Serves until a successor      Pioneer Investment Management USA Inc.
Executive Officer of the Fund trustee is elected or earlier ("PIM-USA"); Chairman and a director of
                              retirement or removal.        Pioneer; Chairman and Director of Pioneer
                                                            Institutional Asset Management, Inc. (since
                                                            2006); Director of Pioneer Alternative
                                                            Investment Management Limited (Dublin)
                                                            (until October 2011); President and a
                                                            director of Pioneer Alternative Investment
                                                            Management (Bermuda) Limited and affiliated
                                                            funds; Deputy Chairman and a director of
                                                            Pioneer Global Asset Management S.p.A.
                                                            ("PGAM") (until April 2010); Director of
                                                            Nano-C, Inc. (since 2003); Director of Cole
                                                            Management Inc. (2004 - 2011); Director of
                                                            Fiduciary Counseling, Inc. (until December
                                                            2011); President of all of the Pioneer
                                                            Funds; and Retired Partner, Wilmer Cutler
                                                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee since 2007.           Director, CEO and President of PIM-USA      None
Trustee and Executive Vice    Serves until a successor      (since February 2007); Director and
President                     trustee is elected or earlier President of Pioneer and Pioneer
                              retirement or removal.        Institutional Asset Management, Inc. (since
                                                            February 2007); Executive Vice President of
                                                            all of the Pioneer Funds (since March
                                                            2007); Director of PGAM (2007 - 2010); Head
                                                            of New Europe Division, PGAM (2000 - 2005);
                                                            Head of New Markets Division, PGAM (2005 -
                                                            2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 51

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held with the Fund   Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Since 2003. Serves at the     Vice President and Associate General        None
Secretary                     discretion of the Board.      Counsel of Pioneer since January 2008 and
                                                            Secretary of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President and
                                                            Senior Counsel of Pioneer from July 2002
                                                            to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at the     Fund Governance Director of Pioneer since   None
Assistant Secretary           discretion of the Board.      December 2006 and Assistant Secretary of
                                                            all the Pioneer Funds since June 2010;
                                                            Manager - Fund Governance of Pioneer from
                                                            December 2003 to November 2006; and Senior
                                                            Paralegal of Pioneer from January 2000 to
                                                            November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)             Since 2010. Serves at the     Counsel of Pioneer since June 2007 and      None
Assistant Secretary           discretion of the Board.      Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; and Vice President
                                                            and Counsel at State Street Bank from
                                                            October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)          Since 2008. Serves at the     Vice President - Fund Treasury of Pioneer;  None
Treasurer and Chief Financial discretion of the Board.      Treasurer of all of the Pioneer Funds
and Accounting Officer of the                               since March 2008; Deputy Treasurer of
Fund                                                        Pioneer from March 2004 to February 2008;
                                                            and Assistant Treasurer of all of the
                                                            Pioneer Funds from March 2004 to February
                                                            2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2000. Serves at the     Assistant Vice President - Fund Treasury    None
Assistant Treasurer           discretion of the Board.      of Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2002. Serves at the     Fund Accounting Manager - Fund Treasury of  None
Assistant Treasurer           discretion of the Board.      Pioneer; and Assistant Treasurer of all of
                                                            the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)         Since 2009. Serves at the     Fund Administration Manager - Fund          None
Assistant Treasurer           discretion of the Board.      Treasury of Pioneer since November 2008;
                                                            Assistant Treasurer of all of the Pioneer
                                                            Funds since January 2009; and Client
                                                            Service Manager - Institutional Investor
                                                            Services at State Street Bank from March
                                                            2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Equity Income Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held with the Fund   Length of Service             Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Since 2010. Serves at the     Chief Compliance Officer of Pioneer and of  None
Chief Compliance Officer      discretion of the Board.      all the Pioneer Funds since March 2010;
                                                            Director of Adviser and Portfolio
                                                            Compliance at Pioneer since October 2005;
                                                            and Senior Compliance Officer for Columbia
                                                            Management Advisers, Inc. from October
                                                            2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)         Since 2006. Serves at the     Director--Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.      Pioneer and Anti-Money Laundering Officer
Officer                                                     of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 53

                           This page for your notes.

54 Pioneer Equity Income Fund | Annual Report | 10/31/12

                           This page for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 55

                           This page for your notes.

56 Pioneer Equity Income Fund | Annual Report | 10/31/12

                           This page for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 57

                           This page for your notes.

58 Pioneer Equity Income Fund | Annual Report | 10/31/12

                           This page for your notes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/12 59

                           This page for your notes.

60 Pioneer Equity Income Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LOGO] Pioneer
      Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19439-06-1212

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $34,557 in 2012 and $36,386 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October
31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2012 and 2011, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended October 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2012

* Print the name and title of each signing officer under his or her signature.